UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

Worlds.com Inc.
(Exact name of registrant as specified in its charter)

New Jersey	0-24115	22-1848316
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11 Royal Road, Brookline, Massachusetts 02445
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (617) 725-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 1, 2010, the registrant held an annual meeting for its shareholders.  Following is a brief description of the matters presented to the shareholders and the voting results.

1.	Thom Kidrin, Bernard Stolar, Jay Coleman and Robert Fireman were duly elected directors of the Company.

The number of votes cast with respect to this matter was as follows:

Nominees for Directors	For	Withheld
Thom Kidrin	34,263,394	2,153,989
Bernard Stolar	34,416,083	2,001,300
Jay Coleman	34,416,083	2,001,300
Robert Fireman	34,416,083	2,001,300

2.	The proposal to amend the Company’s Certificate of Incorporation to increase its authorized capital to 100,000,000 shares of common stock, par value of $0.001 per share, was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,279,683	AGAINST 2,136,700	ABSTAIN 1,000
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

3.
The proposal to amend the Company’s Certificate of Incorporation to increase its authorized capital to include 5,000,000 shares of newly authorized blank check preferred stock, par value of $0.001 per share, was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,123,794	AGAINST 2,292,589	ABSTAIN 1,000
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

4.            The proposal to authorize the Company’s Board of Directors to implement a reverse split of the Company’s outstanding Common Stock, at its discretion, in a ratio ranging from 1:2 to 1:20, was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,279,283	AGAINST 2,138,100	ABSTAIN 0
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

5.	The proposal to change the Company’s domicile from New Jersey to Delaware was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,410,283	AGAINST 1,600	ABSTAIN 2,005,500
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

6.
The proposal to authorize the Company’s Certificate of Incorporation in its new domicile to provide for authorized capital of 100,000,000 shares of common stock, par value of $0.001 per share, was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,278,183	AGAINST 2,138,200	ABSTAIN 1,000
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

7.
The proposal to authorize the Company’s Certificate of Incorporation in its new domicile to provide for authorized capital of 5,000,000 shares of blank check preferred stock, par value of $0.001 per share, was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,117,794	AGAINST 2,294,089	ABSTAIN 5,500
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

8.	The proposal to ratify and approve the adoption of the Company’s 2007 Stock Option Plan, and the awards previously issued thereunder was approved.

The number of votes cast with respect to this matter was as follows:

FOR 33,641,211	AGAINST 2,293,889	ABSTAIN 482,283
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

9.	The proposal to ratify the appointment by the Board of Directors of Bongiovanni & Associates, CPA’s, as independent public accountants for the Company for the current fiscal year was approved.

The number of votes cast with respect to this matter was as follows:

FOR 34,276,783	AGAINST 100	ABSTAIN 2,140,500
There were no broker held non-voted shares represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDS.COM INC.

Dated: June 7, 2010
By: /s/ Thomas Kidrin Thomas Kidrin, President